EX-33 (d)

[LOGO] LaSalle Bank
       ABN AMRO

LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603

GLobal Securities and Trust Services

Management's Assertion on Compliance with Item 1122 Criteria

LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in
Item 1122(d) of Regulation AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122 Servicing Criteria to be Addressed in Assessment of Compliance" (the "Servicing Criteria").

The Asserting Party has assessed the effectiveness of its compliance with the applicable Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting Party used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria 1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.

Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.

LaSalle Bank National Association


By: /s/ Barbara L. Marik

Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007

Exhibit A

1122 Servicing Criteria
to be addressed in an Assessment of Compliance

                                                                     Servicing
                                                                     Criteria
                                                                    Applicable
                                                                    to LaSalle
Reg AB                                                             Bank National
Reference                       Servicing Criteria                  Association

                        General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted to             X
                   monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are              X
                   outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up servicer for the Pool Assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions              X
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                       Cash Collection and Administration

1122(d)(2)(i)      Payments on pool assets are deposited into            X
                   the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on               X
                   behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding             X
                   collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction,             X
                   such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained
                   (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a             X
                   federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to              X
                   prevent unauthorized access. Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other

1122(d)(2)(vii)    number of days specified in the transaction           X
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                       Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those to be           X
                   filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the related
                   Servicer.

-1122(d)(3)(ii)    Amounts due to investors are allocated and            X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted          X
                   within two business days to the related
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the                 X
                   investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

                            Pool Asset Administration

1122(d)(4)(i)      Collateral or security on pool assets is              X
                   maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)     Pool assets and related documents are                 X
                   safeguarded as required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to           X
                   the asset pool are made, reviewed and
                   approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on pool assets, including any
                   payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)      The related Servicer's records regarding the
                   pool assets agree with the related Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status
                   of an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made,
                   reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of
                   return for pool assets with variable rates are computed based on the related pool asset documents.

1122(d)(4)(x)      Regarding any funds held in trust for an
                   obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such
                   as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with
                   any payment to be made on behalf of an
                   obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor
                   are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,            X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT B
2006 Transactions

Non-Specific Transactions                            Nominal Trustee Transactions
ACE Series 2006-GP1                                  Bear Stearns Series 2006-PWR11
Banc of America Comm. Mtge Series 2006-2             Bear Stearns Series 2006-PWR12
Banc of America Comm. Mtge Series 2006-5             Bear Stearns Series 2006-PWR13
Bear Stearns Series 2006-AQ1                         Bear Stearns Series 2006-PWR14
Bear Stearns Series 2006-EC1                         Bear Stearns Series 2006-TOP22
Bear Stearns Series 2006-EC2                         Bear Stearns Series 2006-TOP24
Bear Stearns Series 2006-HE1                         GSAA Home Equity Trust 2006-14
Bear Stearns Series 2006-HE2                         GSAMP Series 2006-HE3
Bear Stearns Series 2006-HE3                         GSAMP Series 2006-HE4
Bear Stearns Series 2006-HE4                         GSAMP Series 2006-HE5
Bear Stearns Series 2006-HE5                         GSAMP Series 2006-HE6
Bear Stearns Series 2006-HE6                         GSAMP Series 2006-HE7
Bear Stearns Series 2006-HE7                         GSAMP Series 2006-HE8
Bear Stearns Series 2006-HE8                         JP Morgan Series 2006-LDP9
Bear Stearns Series 2006-HE9                         Morgan Stanley Series 2006-TOP21
Bear Stearns Series 2006-HE10                        Morgan Stanley Series 2006-TOP23
Bear Stearns Series 2006-PC1                         Morgan Stanley Capital I Series 2006-HQ10
Bear Stearns ABS Series 2006-1                       Morgan Stanley Mtg Loan Trust Series 2006-16ARX
Bear Stearns Mortgage Funding Series 2006-SL1        Morgan Stanley Mtg Loan Trust Series 2006-1AR
Bear Stearns Mortgage Funding Series 2006-SL2        Morgan Stanley Mtg Loan Trust Series 2006-3AR
Bear Stearns Mortgage Funding Series 2006-SL3        Morgan Stanley Mtg Loan Trust Series 2006-5AR
Bear Stearns Mortgage Funding Series 2006-SL4        Morgan Stanley Mtg Loan Trust Series 2006-6AR
Bear Stearns Mortgage Funding Series 2006-SL5        Morgan Stanley Mtg Loan Trust Series 2006-8AR
Bear Stearns Mortgage Funding Series 2006-SL6        Morgan Stanley Mtg Loan Trust Series 2006-9AR
C-BASS Series 2006-CB7                               Morgan Stanley Mtg Loan Trust Series 2006-2
C-BASS Series 2006-CB9                               Morgan Stanley Mtg Loan Trust Series 2006-7
Citigroup Commercial Mortgage Trust Series 2006-C4   Morgan Stanley Mtg Loan Trust Series 2006-11
Citigroup Commercial Mortgage Trust Series 2006-05   Morgan Stanley Mtg Loan Trust Series 2006-12XS
CD 2006-CD3 Mortgage Trust                           Morgan Stanley Mtg Loan Trust Series 2006-13ARX
COMM Series 2006-C8                                  Morgan Stanley Mtg Loan Trust Series 2006-15XS
CSFB Commercial Mtg. Trust Series 2006-C4            Morgan Stanley Mtg Loan Trust Series 2006-17XS
First Franklin MLT Series 2006-FF18                  Thornburg Mtg Securities Trust Series 2006-1
Greenwich Capital Series 2006-GG7                    Thornburg Mtg Securities Trust Series 2006-2
GE Capital Comm Mtg. Corp. Series 2006-Cl            Thornburg Mtg Securities Trust Series 2006-3
JP Morgan Series 2006-CIBC14                         Thornburg Mtg Securities Trust Series 2006-4
JP Morgan Series 2006-CIBC15                         Thornburg Mtg Securities Trust Series 2006-5
JP Morgan Series 2006-CIBC17                         Thornburg Mtg Securities Trust Series 2006-6
JP Morgan Series 2006-LDP7                           ZUNI Trust Series 2006-OA1
JP Morgan Series 2006-LDP8

EXHIBIT B (Continued)
2006 Transactions

Custodian Only Transactions           Paying Agent Only Transactions
Basic Asset Backed 2006-1             Washington Mutual Series 2006-AR2
Credit Suisse AB Series 2006-1        Washington Mutual Series 2006-AR6
Credit Suisse AB Series 2006-2        Washington Mutual Series 2006-AR7
Credit Suisse AB Series 2006-3        Washington Mutual Series 2006-AR8
Credit Suisse AB Series 2006-4        Washington Mutual Series 2006-AR9
Credit Suisse ARMT Series 2006-1      Washington Mutual Series 2006-AR10
Credit Suisse ARMT Series 2006-2      Washington Mutual Series 2006-AR11
Credit Suisse ARMT Series 2006-3      Washington Mutual Series 2006-AR12
Credit Suisse HEMT Series 2006-1      Washington Mutual Series 2006-AR13
Credit Suisse HEMT Series 2006-2      Washington Mutual Series 2006-AR14
Credit Suisse HEMT Series 2006-3      Washington Mutual Series 2006-AR15
Credit Suisse HEMT Series 2006-4      Washington Mutual Series 2006-AR16
Credit Suisse HEMT Series 2006-5      Washington Mutual Series 2006-AR17
Credit Suisse HEMT Series 2006-6      Washington Mutual Series 2006-AR18
Credit Suisse Series 2006-1           Washington Mutual Series 2006-AR19
Credit Suisse Series 2006-2           Washington Mutual Series 2006-HE1
Credit Suisse Series 2006-3           Washington Mutual Series 2006-HE2
Credit Suisse Series 2006-4           Washington Mutual Series 2006-HE3
Credit Suisse Series 2006-5           Washington Mutual Series 2006-HE4
Credit Suisse Series 2006-6           Washington Mutual Series 2006-HE5
Credit Suisse Series 2006-7           Washington Mutual WMALT 2006-AR1
Credit Suisse Series 2006-8           Washington Mutual WMALT 2006-AR2
Credit Suisse Series 2006-9           Washington Mutual WMALT 2006-AR3
Credit Suisse HEAT Series 2006-1      Washington Mutual WMALT 2006-AR4
Credit Suisse HEAT Series 2006-3      Washington Mutual WMALT 2006-AR5
Credit Suisse HEAT Series 2006-4      Washington Mutual WMALT 2006-AR6
Credit Suisse HEAT Series 2006-5      Washington Mutual WMALT 2006-AR7
Credit Suisse HEAT Series 2006-6      Washington Mutual WMALT 2006-AR8
Credit Suisse HEAT Series 2006-7      Washington Mutual WMALT 2006-AR9
Credit Suisse HEAT Series 2006-8      Washington Mutual WMALT 2006-AR10
Lehman Mortgage Trust Series 2006-1   Washington Mutual WMALT 2006-1
Lehman Mortgage Trust Series 2006-4   Washington Mutual WMALT 2006-2
Lehman Mortgage Trust Series 2006-5   Washington Mutual WMALT 2006-3
Lehman Mortgage Trust Series 2006-6   Washington Mutual WMALT 2006-4
Lehman Mortgage Trust Series 2006-7   Washington Mutual WMALT 2006-5
Lehman Mortgage Trust Series 2006-8   Washington Mutual WMALT 2006-6
Lehman Mortgage Trust Series 2006-9   Washington Mutual WMALT 2006-7
Lehman XS Trust Series 2006-1         Washington Mutual WMALT 2006-8
Lehman XS Trust Series 2006-3         Washington Mutual WMALT 2006-9

Non-Specific Transactions                        Nominal Trustee Transactions
Lehman XS Trust Series 2006-8
Lehman XS Trust Series 2006-11
Lehman XS Trust Series 2006-15
Lehman XS Trust Series 2006-19
Lehman XS Trust Series 2006-20
Lehman Mortgage Trust Series 2006-2
LB-UBS Comm. Mtge. Trust Series 2006-Cl
LB-UBS Comm. Mtge. Trust Series 2006-C3
LB-UBS Comm. Mtge. Trust Series 2006-C4
LB-UBS Comm. Mtge. Trust Series 2006-C6
LB-UBS Comm. Mtge. Trust Series 2006-C7
Merrill Lynch Series 2006-MLN1
Merrill Lynch Series 2006-OPT1
Merrill Lynch Series 2006-WMC2
Merrill Lynch Series 2006-FF1
Merrill Lynch Countrywide Series 2006-1
Merrill Lynch Countrywide Series 2006-2
Merrill Lynch Countrywide Series 2006-3
Merrill Lynch Countrywide Series 2006-4
Merrill Lynch Series 2006-AHL1
Merrill Lynch Series 2006-AR1
Merrill Lynch Series 2006-FM1
Merrill Lynch Series 2006-HE2
Merrill Lynch Series 2006-HE3
Merrill Lynch Series 2006-HE4
Merrill Lynch Series 2006-HE5
Merrill Lynch Series 2006-HE6
Merrill Lynch Series 2006-RM1
Merrill Lynch Series 2006-RM2
Merrill Lynch Series 2006-RM3
Merrill Lynch Series 2006-RM4
Merrill Lynch Series 2006-RM5
Merrill Lynch Series 2006-SD1
Merrill Lynch Series 2006-SL1
Merrill Lynch Series 2006-SL2
Merrill Lynch Series 2006-Cl
Merrill Lynch Series 2006-C2
Morgan Stanley Capital I Series 2006-HQ8
Morgan Stanley Capital I Series 2006-HQ9
Morgan Stanley Capital I Series 2006-IQ11
Morgan Stanley Capital I Series 2006-IQ12
Morgan Stanley Mtg Loan Trust Series 2006-4SL
Morgan Stanley Mtg Loan Trust Series 2006-10SL
Morgan Stanley Mtg Loan Trust Series 2006-14SL
OWNIT Mortgage Loan Trust Series 2006-3
OWNIT Mortgage Loan Trust Series 2006-4

Custodian Only Transactions                    Paying Agent Only Transactions

Lehman XS Trust Series 2006-5
Lehman XS Trust Series 2006-7
Lehman XS Trust Series 2006-9
Lehman XS Trust Series 2006-10N
Lehman XS Trust Series 2006-12
Lehman XS Trust Series 2006-13
Lehman XS Trust Series 2006-17
Morgan Stanley Series 2006-HE1
Morgan Stanley Series 2006-HE2
Morgan Stanley Series 2006-HE3
Morgan Stanley Series 2006-HE4
Morgan Stanley Series 2006-HE5
Morgan Stanley Series 2006-HE6
Morgan Stanley Series 2006-HE7
Morgan Stanley Series 2006-HE8
Morgan Stanley HEL Series 2006-1
NYMC Series 2006
SAIL 2006-1
SAIL 2006-2
SAIL 2006-3
SAIL 2006-4
SARM 2006-1
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-6
SARM 2006-7
SARM 2006-8
SARM 2006-9
SARM 2006-10
SARM 2006-11
SARM 2006-12
SASCO 2006-BC1
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC4
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-S1
SASCO 2006-S2
SASCO 2006-S3
SASCO 2006-S4
Sequoia Alternative Loan Trust Series 2006-1

Non-Specific Transactions                 Nominal Trustee Transactions

OWNIT Mortgage Loan Trust Series 2006-5
OWNIT Mortgage Loan Trust Series 2006-6
OWNIT Mortgage Loan Trust Series 2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series 2006-C24

Custodian Only Transactions   Paying Agent Only Transactions